SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                _________________

                                    Form 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 20, 2003


                                VCA ANTECH, INC.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                  001-16783                  95-4097995
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


                          12401 West Olympic Boulevard
                       Los Angeles, California 90064-1022
                    (Address of Principal Executive Offices)


                                 (310) 571-6500
                         (Registrant's Telephone Number)


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ITEM 5.  OTHER EVENTS

Reference is made to the press release of Registrant issued on February 20, 2003, regarding earnings guidance, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

       99.1  Press release dated October 24, 2002, regarding earnings guidance.

       99.2 Press release dated October 24, 2002, regarding fourth quarter and fiscal year 2002 earnings.


ITEM 12.

Reference is made to the press release of Registrant issued on February 20, 2003, regarding fourth quarter and fiscal year 2002 earnings, which is incorporated herein by reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.2.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 25, 2003                           VCA Antech, Inc.


                                            /S/ TOMAS W. FULLER
                                            ----------------------------------
                                            By: Tomas W. Fuller
                                            Its:  Chief Financial Officer



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                                  EXHIBIT INDEX

Exhibits

     99.1   Press release dated February 20, 2003, regarding earnings guidance.

     99.2 Press release dated February 20, 2003, regarding fourth quarter and fiscal year 2002 earnings.



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